EXHIBIT 32.01

  Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of LaPorte Bancorp, Inc. (the Registrant) for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission, the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. Such Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



September 14, 2007                            /s/ Lee A. Brady
---------------------------                   -------------------------------
Date                                          Lee A. Brady
                                               President and Chief Executive
                                              Officer
                                              LaPorte Bancorp, Inc.
                                              (registrant in formation)


September 14, 2007                            /s/ Michele M. Thompson
---------------------------                   -------------------------------
Date                                          Michele M. Thompson
                                              Vice President and Chief Financial
                                              Officer
                                              LaPorte Bancorp, Inc.
                                              (registrant in formation)



This certification accompanies each report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


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